Exhibit 99.1

Celebrating our first decade of innovation in precision medicine Advancing our next wave of precision therapies to patients APRIL 12, 2021 AACR Annual Meeting 2021 © 2021 Blueprint Medicines Corporation

Forward-looking statements 2 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding plans, strategies, timelines and expectations for the current or future approved drugs and drug candidates of Blueprint Medicines Corporation (the “Company”), including timelines for marketing applications and approvals, commercialization activities, the initiation of clinical trials, or results of ongoing and planned clinical trials; the potential benefits of any of the Company’s current or future approved drugs or drug candidates in treating patients; and the Company’s strategy, goals and anticipated milestones, business plans and focus. The Company has based these forward-looking statements on management's current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the impact of the COVID-19 pandemic to the Company's business, operations, strategy, goals and anticipated milestones, including the Company's ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved drugs, and launching, marketing and selling current or future approved drugs; the Company’s ability and plans in establishing a commercial infrastructure, and successfully launching, marketing and selling current or future approved products; the Company’s ability to successfully expand the approved indications for AYVAKIT™/AYVAKYT® (avapritinib) and GAVRETO® (pralsetinib) or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future; the delay of any current or planned clinical trials or the development of the Company's drug candidates or the licensed drug candidate; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials or marketing applications; the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for any of the Company's current or future approved drugs or drug candidates; and the success of the Company's current and future collaborations, partnerships and licenses. These and other risks and uncertainties are described in greater detail under "Risk Factors" in the Company's filings with the Securities and Exchange Commission ("SEC"), including its most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q, and any other filings it has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that its expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.

Blueprint Medicines call participants Celebrating 10 years of innovation in precision medicine Jeff Albers, Chief Executive Officer AACR 2021 review Fouad Namouni, MD, President, R&D Our plan to transform the treatment of EGFRm NSCLC Selective CDK2 inhibition: a promising therapeutic strategy Becker Hewes, MD, Chief Medical Officer Q&A All 3 PREPARED REMARKS AACR, American Association for Cancer Research; CDK2, cyclin dependent kinase 2; EGFRm, mutant epithelial growth factor receptor; NSCLC, non-small cell lung cancer.

Our first decade of precision therapy innovation 4 ❖ First to achieve FDA approval of two internally discovered medicines within 10 years ❖ 9 approved or investigational precision therapies1, plus multiple additional undisclosed research programs ❖ 5 FDA breakthrough therapy designations ❖ Global commercial footprint in the U.S. and Europe ❖ Multiple transformative collaborations ❖ Strong financial position to further accelerate innovation COMPANY COMMENCED OPERATIONS IN APRIL 2011 Not for promotional use. 1. Includes AYVAKIT, GAVRETO, fisogatinib, BLU-263, BLU-701, BLU-945, BLU-852, BLU-222 and BLU-782 (out-licensed to Ipsen). FDA, U.S. Food and Drug Administration.

Extraordinary research productivity KIT, KIT proto-oncogene receptor kinase; MAP4K1, hematopoietic progenitor kinase 1; SM, systemic mastocytosis. 5 Program Target Therapeutic area focus Trial Planned initiation BLU-263 KIT D816V Non-advanced SM Phase 2/3 Mid 2021 BLU-945 EGFR triple mutant EGFRm NSCLC Phase 1 Q2 2021 BLU-701 EGFR double mutant EGFRm NSCLC Phase 1 2H 2021 BLU-222 CDK2 Cyclin E aberrant cancers Phase 1 1H 2022 BLU-852 MAP4K1 Cancer immunotherapy Phase 1 2022 5 DEVELOPMENT CANDIDATES NOMINATED IN LAST ~18 MONTHS MULTIPLE CLINICAL PROOF-OF-CONCEPT DATASETS ANTICIPATED IN 2022 Not for promotional use.

Increasingly significant opportunities to impact patients across our portfolio Figure is illustrative. 6 RET KIT D816V EGFR CDK2 MAP4K1 GAVRETOAYVAKIT BLU-263 BLU-701 BLU-945 BLU-222 BLU-852 HEMATOLOGY PRECISION ONCOLOGY IMMUNOTHERAPY Not for promotional use.

Celebrating our first decade of innovation in precision medicine AACR 2021 review Our plan to transform treatment of EGFRm NSCLC Fouad Namouni, MD President, Research & Development

Interim analysis from PATHFINDER trial of AYAVKIT in advanced SM

AYVAKIT
SELECTIVE AND POTENT KIT INHIBITOR

- Interim analysis consistent with prior data
- 75% ORR[1] (95% CI: 57%, 89%) per IWG-MRT-ECNM response criteria
- Robust reductions in mast cell burden and improvements in disease symptoms and patient-reported quality of life
- Generally well-tolerated at 200 mg QD proposed dose, based on the observed benefit-risk profile
- Supplementary marketing applications under review in U.S. and Europe, with FDA PDUFA action date on June 16, 2021


Bone Marrow Mast Cells
ASM
SM-AHN
MCL
Maximum Percent Change from Baseline
20
0
−20
−40
−60
−80
−100
n=50
MC aggregates eliminated


Serum Tryptase
ASM
SM-AHN
MCL
Maximum Percent Change from Baseline
20
0
−20
−40
−60
−80
−100
n=58
Serum tryptase <20 ng/mL

blueprint MEDICINES

Data presented at AACR 2021 Annual Meeting. Data cut-off: June 23, 2020. 1. ORR defined as complete remission with full or partial recovery of peripheral blood counts, partial remission or clinical improvement. ASM, aggressive SM; CI, confidence interval; IWG-MRT-ECNM, International Working Group-Myeloproliferative Neoplasms Research and Treatment and European Competence Network on Mastocytosis; MC, mast cell; MCL, mast cell leukemia; ng/mL, nanograms per milliliter; ORR, overall response rate; PDUFA, Prescription Drug User Fee Act; QD, once daily; SM-AHN, SM with an associated hematologic neoplasm.

Not for promotional use.

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Results from a Phase 1 trial of BLU-263 in healthy volunteers Data presented at AACR 2021 Annual Meeting. Data cut-off: November 9, 2020. AE, adverse event; TRAE, treatment-related AE. 9 • BLU-263 was generally well-tolerated at all doses tested in healthy volunteers • Pharmacokinetics were linear and dose-dependent • Half-life supports once-daily dosing • Plan to initiate Phase 2/3 HARBOR trial in non-advanced SM, at doses ranging 25-100 mg QD, in mid 2021 Treatment-related AEs, N of subjects Single ascending dose cohorts All other doses N=24 200 mg N=6 Any TRAE 0 1 Upper abdominal pain 0 1 Decreased appetite 0 1 Somnolence 0 0 Headache 0 0 Treatment-related AEs, N of subjects Multiple ascending dose cohorts 25 mg N=6 50 mg N=6 100 mg N=6 Any TRAE 1 0 0 Upper abdominal pain 1 0 0 Fatigue 1 0 0 Chapped lips 1 0 0 Nausea 1 0 0 Headache 1 0 0 Not for promotional use. BLU-263 NEXT-GENERATION KIT INHIBITOR

Significant patient needs remain in EGFRm NSCLC across all lines of therapies

	FIRST-LINE	SECOND-LINE	THIRD-LINE
EGFRm NSCLC treatment paradigm	1G (erlotinib, gefitinib, etc.)	3G (osimertinib)	No approved Treatments (Chemo/IO used)
	3G (osimertinib)	No approved Treatments (Chemo/IO used)	

Standard of care

- Treatment resistance emerges over time which represents a significant barrier to durable benefit
- Chemotherapy +/- IO are the main treatment options post-osimertinib[1]
- CNS is a common site of metastases in EGFR driven NSCLC that needs to be targeted[2]
- **To improve durability and overall treatment outcome, we need effective, highly tolerated, brain-penetrant treatment options that target the most common on-target mutations early in initial therapy**

1. Piper-Vallillo, et al. Emerging treatment paradigms for EGFR-mutant lung cancers progressing on osimertinib. Journal of Clinical Oncology, 2020. 2. Remon and Besse. Brain metastases in oncogene-addicted NSCLC patients: incidence and treatment. Frontiers in Oncology, 2018. CNS, central nervous system; 1G, first-generation; 3G, third-generation; Chemo/IO, chemotherapy/immunotherapy.

Not for promotional use.

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BLU-701: potential best-in-class coverage of activating EGFR mutations, plus C797S osimertinib-resistant mutants Data presented at AACR 2021 Annual Meeting. 1. Cellular inhibition IC50 (nM) in Ba/F3 cell lines. 2. Cellular inhibition IC50 in A431 (wild-type EGFR) cell line. Wild- type EGFR selectivity shading: green = >50 nM; yellow = >10 nM, ≤50 nM. PO, oral administration. CDX, cell-line derived xenograft. 11 BLU-701 gefitinib osimertinib ex19del 3.3 4.6 5.0 L858R 3.3 4.2 10.3 ex19del/C797S 1.8 6.1 >8000 L858R/C797S 3.3 3.8 >7000 POTENCY ON ACTIVATING & RESISTANCE MUTANTS 1 SINGLE AGENT ANTI-TUMOR ACTIVITY Wild-type EGFR 107.3 16.6 113.6 L858R/C797S double-mutant CDX model WILD-TYPE SELECTIVITY2 Not for promotional use.

BLU-701 plasma and brain concentrations are comparable in preclinical models, suggesting significant brain penetration Data presented at AACR 2021 Annual Meeting. 12 Compound IV infusion Kpu,u (Css)a BLU-701 0.98 Gefitinib 0.11 Osimertinib 0.30 Not for promotional use. Concentration (ng/mL or ng/g) Mean ± SD PC9 ex19del IC90 10000 1000 100 10 1 0.1 0 4 8 12 16 20 24 Time (hours) Plasma (total) Plasma (unbound) Brain dialysate (unbound) BLU-701 30 MG/KG ACHIEVED CONCENTRATIONS ABOVE IC90 IN PLASMA AN D BRAIN DIALYSATE

BLU-945: potential first-in-class triple-mutant EGFR inhibitor, with exceptional wild-type EGFR selectivity to enable combinations Data presented at AACR 2021 Annual Meeting. 1. Cellular inhibition IC50 (nM) in NCI-H1975 (EGFR double mutant) and Ba/F3 (EGFR triple mutant) cell lines. 2. Cellular inhibition IC50 in A431 (wild-type EGFR) cell line. Wild-type EGFR selectivity shading: green = >50 nM; yellow = >10 nM, ≤50 nM. PDX, patient-derived xenograft. 13 BLU-945 gefitinib osimertinib L858R/T790M 1.2 4679.8 4.7 ex19del/T790M/C797S 4.4 4864.7 >10000 L858R/T790M/C797S 2.9 6707.7 7754.6 POTENCY ON RESISTANCE MUTANTS 1 Wild-type EGFR 544.4 16.5 115.9 ANTI-TUMOR ACTIVITY ALONE AND IN COMBINATION WITH OSIMERTINIB Ex19del/T790M/C797S triple mutant PDX model WILD-TYPE SELECTIVITY2 10 20 30 0 200 400 Tumor volume (mm 3 ) Mean ± SEM 0 Days post treatment initiation Vehicle Osimertinib, 25 mg/kg QD BLU-945, 100 mg/kg BID BLU-945, 100 mg/kg BID + osimertinib, 5 mg/kg QD ➢ BLU-945 demonstrated robust CNS activity in preclinical models Not for promotional use.

BLU-701 and BLU-945 provide comprehensive EGFR mutational coverage

T790M & C797S: MOST COMMON ON-TARGET RESISTANCE TO 1G AND 3G, RESPECTIVELY

	*EGFR mutational coverage**	*1G* *Gefitinib*	*3G* *Osimertinib*	*4G* *BLU-701*	*4G* *BLU-945*	***Potential Combinations*** *BLU-701 + osimertinib*	*BLU-945 + osimertinib*	*BLU-701 + BLU-945*
1L	L858R	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
1L	ex19del	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	L858R or ex19del / T790M	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM
2L	L858R or ex19del / C797S	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	10 nM< IC_{50} ≤50 nM	IC_{50} ≤10 nM	10 nM< IC_{50} ≤50 nM	IC_{50} ≤10 nM
3L	L858R or ex19del / T790M / C797S	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} >50 nM	IC_{50} ≤10 nM	IC_{50} ≤10 nM

IC_{50} ≤10 nM 10 nM< IC_{50} ≤50 nM IC_{50} >50 nM

blueprint MEDICINES

* Based on biochemical IC_{50}. 1L, first line; 2L, second line; 3L, third line; 4G, fourth generation.

Not for promotional use.

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We aim to transform EGFRm NSCLC treatment with 4G inhibitors that overcome or prevent on-target resistance across treatment lines

EGFRm NSCLC treatment paradigm	FIRST-LINE	SECOND-LINE	THIRD-LINE
	1G (erlotinib, gefitinib, etc.)	3G (osimertinib)	BLU-945 BLU-945 + BLU-701 or 3G
	3G (osimertinib)	BLU-701 BLU-701 + BLU-945 or 3G BLU-701 + RET, MET, KRAS	
	BLU-701 + BLU-945 or 3G		

- Standard of care
- Future potential treatment

Not for promotional use.

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Plan to rapidly develop BLU-945 and BLU-701 monotherapy and combination regimens IND, investigational new drug application; RP2D, recommended Part 2 dose. 16 BLU-945 IND APPLICATION CLEARED BY U.S.FDA Dose escalation RP2D 3L monotherapy Combination with 3G inhibitor Dose escalation RP2D 2L monotherapy Combination with BLU-945 Combination with other classes BLU-945 BLU-701 Planned start: Q2 2021 Planned start: 2H 2021 Not for promotional use.

Celebrating our first decade of innovation in precision medicine Selective CDK2 inhibition: a promising therapeutic strategy for cyclin E aberrant cancers Becker Hewes, MD Chief Medical Officer

Compound Enzyme activities IC50 (nM) Cell activity IC50 or EC50 (nM) Whole Blood activity IC50 or EC50 (nM) Selectivity MAP4K1 LCK MAP4K4 pSLP76* IL-2† pSLP76* IL-2†% kinome >100x BLU2069 0.17 19 45 29 16 615 517 95% BLU6348 0.13 78 73 27 11 1033 1194 96% BLU-852 0.11 502 1196 40 11 851 1240 97% ANTI-TUMOR ACTIVITY IN AN MCA-205 SARCOMA MODEL INCREASED CD8 T CELL FREQUENCY & ACTIVATION Intratumoral CD8+ T cells Effector cell gene signature Data presented at AACR 2021 Annual Meeting. * IC50 values. † EC50 values. EC50, half-maximal effective concentration; IC50, half-maximal inhibitory concentration; nM, nanomolar. 18 BLU-852, the first development candidate nominated under our cancer immunotherapy collaboration with Roche, has best-in-class potential

Aberrant cyclin E unleashes cellular proliferation

CDK-CYCLIN COMPLEXES REGULATE THE CELL CYCLE


CDK1
Cyclin A/B
CDK4/6
Cyclin D
M
CELL
DIVISION
G1
G2
DNA
SYNTHESIS
S
CDK2
Cyclin E
CDK2
Cyclin A

ABERRANT CYCLIN E (CCNE) DRIVES PROLIFERATION


CDK2
CCNE
Rb
E2Fs
S-PHASE
GENES: OFF
HEALTHY
CELL REGULATION
CDK2
CCNE
P
Rb
E2Fs
S-PHASE
GENES: ON
CANCER CELL
PROLIFERATION

Aberrant CCNE hyperactivates CDK2, dysregulating Rb protein phosphorylation and E2F transcription factor activation of S-phase genes, resulting in cancer cell proliferation

E2F, E2F transcription factor; P, phosphorylation; Rb, retinoblastoma protein.

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blueprint MEDICINES
Not for promotional use.

Aberrant CCNE is a disease driver in multiple cancers CCNE1 amplification frequency represented as percentage of total patient samples. Data from the National Cancer Institute’s The Cancer Genome Atlas Program (www.cancer.gov/tcga). 20 0% 10% 20% 30% 40% Breast invasive carcinoma Lung adenocarcinoma Lung squamous cell carcinoma Uterine corpus endometrial carcinoma Esophageal adenocarcinoma Stomach adenocarcinoma Ovarian serous cystadenocarcinoma Uterine carcinosarcoma REPRESENTATIVE TUMOR TYPES BY PERCENT FREQUENCY OF CCNE1 AMPLIFICATION Not for promotional use.

Aberrant CCNE is associated with poor disease outcomes 1. Etemadmoghadam, et al. Amplicon-dependent CCNE1 expression is critical for clonogenic survival after cisplatin treatment and is correlated with 20q11 gain in ovarian cancer. Plos One, 2010. 2. Turner, et al. Cyclin E1 expression and palbociclib efficacy in previously treated hormone receptor-positive metastatic breast cancer. J Clin Oncol, 2019. 21 Months 100 80 60 40 20 0 Survival (%) 0 12 24 36 48 60 72 84 96 108 120 132 Non-amplification Amplification P<0.001 CCNE1 AMPLIFICATION CORRELATES WITH POOR SURVIVAL IN OVARIAN CANCER 1 Not for promotional use. PALBOCICLIB-TREATED HR+ BREAST CANCER PATIENTS WITH HIGH CCNE1 EXPRESSION HAD LOWER PFS 2 PALBOCICLIB + FULVESTRANT Low CCNE1 High CCNE1 PLACEBO Low CCNE1 High CCNE1 PFS (%) Time (months)

Our highly selective and potent CDK2 inhibitors spare CDK anti-targets Data presented at AACR 2021 Annual Meeting. 22 ENZYME ACTIVITY IC 50 (NM) Kinome S (10) CDK2 CDK1 CDK4 CDK6 CDK7 CDK9 BLU0298 0.045 2.6 233.6 377.4 275.2 6941.2 6115.1 BLU1954 0.055 0.2 110.1 114.5 190.6 3928.9 849.1 BLU2256 0.040 0.1 152.9 116.9 393.2 4826.4 9063.2 KEY ANTI-TARGETS ASSOCIATED TOXICITIES: Gastrointestinal Hematologic Not for promotional use.

Selective CDK2 inhibition leads to sustained anti-tumor activity in CCNE1-amplified in vivo models Data presented at AACR 2021 Annual Meeting. BID, twice daily. 23 Vehicle BLU2256 5 mg/kg BID Not for promotional use. Days 1600 0 0 1400 1200 1000 800 600 400 200 4 8 12 16 20 24 28 Dosing Tumor volume (mm 3 ) Mean ± SEM HCC1569 (BREAST CANCER MODEL) 900 0 0 Days 800 700 600 500 400 300 200 3 6 9 12 15 18 21 100 Dosing Tumor volume (mm 3 ) Mean ± SEM MKN1 (GASTRIC CANCER MODEL) Tumor volume (mm 3 ) Mean ± SEM Days 2200 2000 1800 1600 1400 1200 1000 800 600 400 200 0 0 4 8 12 16 20 24 28 Dosing OVCAR-3 (OVARIAN MODEL)

Multiple pipeline programs driving to planned clinical data disclosures in 2022

BLU-263
NEXT-GENERATION KIT INHIBITOR

- Initiate Phase 2/3 HARBOR trial of BLU-263 in non-advanced systemic mastocytosis in mid 2021

BLU-701 AND BLU-945
POTENTIAL FIRST- AND BEST-IN-CLASS 4G EGFR INHIBITORS

- Initiate Phase 1 trial of BLU-945 in Q2 2021
- Initiate Phase 1 trial of BLU-701 in 2H 2021
- Report preclinical combination data in 2H 2021

BLU-222
POTENTIAL BEST-IN-CLASS CDK2 INHIBITOR

- Initiate IND-enabling studies in Q2 2021
- Report additional preclinical data in 2H 2021
- Initiate Phase 1 trial of BLU-222 in 1H 2022

blueprint MEDICINES

Not for promotional use.

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Rapidly expanding portfolio highlights precision therapy leadership

Program	Indication (DISCOVERY)	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
AYVAKIT™ (avapritinib) (PDGFRA & KIT)	PDGFRA GIST[1,2,3]				U.S., Europe
	Advanced SM[2]			NDA MAA	
	Non-advanced SM[2]				
GAVRETO® (pralsetinib) (RET)	RET+ NSCLC[1,2,4,5]			MAA	U.S.
	RET+ thyroid cancer[1,2,4,6]			MAA	U.S.
	Other RET-altered solid tumors[1,2,4]				
Fisogatinib (FGFR4)	Advanced HCC (+/- sugemalimab)[2]				
BLU-263 (KIT)	Non-advanced SM				
BLU-701 (EGFR double mutant)	EGFR+ NSCLC[1]				
BLU-945 (EGFR triple mutant)	EGFR+ NSCLC[1]				
BLU-222 (CDK2)	Cyclin E aberrant cancers				
BLU-852 (MAP4K1)[7]	Advanced cancers				
Multiple undisclosed research programs					

ongoing or completed

planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. 3. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Received conditional marketing authorization in Europe under the brand name AYVAKYT® for the treatment of adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 4. In collaboration with Roche. Blueprint Medicines and Roche have co-exclusive rights to develop and commercialize pralsetinib in the U.S., and Roche has exclusive rights to develop and commercialize pralsetinib outside the U.S., excluding the CStone territory. 5. Received accelerated approval in the U.S. for the treatment of adults with metastatic RET fusion-positive NSCLC. Continued approval may be contingent on a confirmatory trial. The proposed indication for the MAA is locally advanced or metastatic RET fusion-positive NSCLC previously treated with platinum-based chemotherapy. 6. Received accelerated approval in the U.S. for the treatment of patients with advanced or metastatic RET-mutant medullary thyroid cancer and RET fusion-positive thyroid cancer. Continued approval may be contingent on confirmatory trials. 7. In collaboration with Roche. Blueprint Medicines and Roche are conducting activities for up to two programs under the collaboration, including the program targeting MAP4K1. For one of the programs, Blueprint Medicines has U.S. commercial rights and Roche has ex-U.S. commercialization rights. For one of the programs, Roche has worldwide commercialization rights. GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MAA, marketing authorization application; NDA, new drug application; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

Not for promotional use.

Updated as of April 12, 2021

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